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                                                                      EXHIBIT 99


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 11-K

(Mark One):

                   X   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
                  ---  EXCHANGE ACT OF 1934

                           For the fiscal year ended DECEMBER 31, 2000

                                                or

                       TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                  ---  SECURITIES EXCHANGE ACT OF 1934

                       For the transition period from  __________ to ___________


                         COMMISSION FILE NUMBER 1-13782


A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

         Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust

B. Name of issuer of the securities held pursuant to the plan and the address of the principal executive office:

         Westinghouse Air Brake Technologies Corporation
         1001 Air Brake Avenue
         Wilmerding, PA 15148





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         The Westinghouse Air Brake Company Employee Stock Ownership Plan and
         Trust is subject to the Employee Retirement Income Security Act of 1974. The required financial statements will be filed by amendment within the time prescribed by the rules of Form 11-K.


                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the ESOP Committee of Westinghouse Air Brake Company has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Westinghouse Air Brake Company
                                              Employee Stock Ownership Plan and
                                              Trust

                                           By /s/ Robert J. Brooks
                                              --------------------
                                                  Robert J. Brooks,
                                                  Member of the ESOP Committee

                                                  March 28, 2001





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